              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
            Securities and Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant                     [  X  ]
Filed by a Party other than the Registrant  [     ]

Check the appropriate box:

[     ]  Preliminary Proxy Statement
[     ]  Preliminary Additional Materials
[     ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6 (e) (2) )
[  X  ]  Definitive Proxy Statement
[  X  ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Section 240.149-11 ( c) or
         Section 240.14


         Morgan Stanley Dean Witter Quality Municipal Income Trust
         -----------------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

         Lou Anne D. McInnis
--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[  X  ]  No fee required.
[     ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4)
         and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[     ]  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

            MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 28, 1999


     The Annual Meeting of Shareholders of MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on October 28, 1999, at 9:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

      1. To elect one (1) Trustee to serve until the year 2002 Annual Meeting, or until their successors shall have been elected and qualified;

      2. To ratify or reject the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending October 31, 1999;

      3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

      4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one (1) Trustee to serve until the year 2002 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record as of the close of business on July 29, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK,
                                                         Secretary

August 27, 1999
New York, New York
--------------------------------------------------------------------------------
                                   IMPORTANT

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

            MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 28, 1999


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 28, 1999 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 31, 1999.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all shareholders ("Shareholders") and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 and against Proposal 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on July 29, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On July 29, 1999, there were outstanding 33,247,513 Common Shares of beneficial interest and 4,160 Preferred Shares of beneficial interest of the Trust, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co. additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by the Trust.

                            (1) ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at eight. At the Meeting, one Trustee (Michael Bozic) is to be elected to the Trust's Board of Trustees, by the holders of the Common Shares and Preferred Shares voting together as a single class, to serve until the year 2002 Annual Meeting, in accordance with the Trust's Declaration of Trust. Additionally, pursuant to the Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one Trustee (Charles A. Fiumefreddo) is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

     Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected previously by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Michael Bozic and Charles A. Fiumefreddo. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of the said nominees would be unable or unwilling to accept nomination or election.
The election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Johnson, Hedien and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board has further determined that one each of the Class I Trustees and the Class II Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the term of each to expire with his designated Class. In accordance with the above, the Trustees in Class I are standing for election at this Meeting and, if elected, will serve until the year 2002 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 29, 1999 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 90 investment companies, including the Trust, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 3 investment companies, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The nominee for Trustee to be elected at the Meeting by all Shareholders is:

     MICHAEL BOZIC, Trustee since April, 1994; age 58; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Vice Chairman of Kmart Corporation (since December,
1998); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November, 1995--November, 1998); formerly President and Chief Executive Officer of Hills Department Stores (May, 1991--July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     The nominee for Trustee to be elected at the Meeting by only the Preferred Shareholders is:

     CHARLES A. FIUMEFREDDO, Trustee since June, 1991; age 66; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover

Brokerage Index Series; formerly, Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June, 1998).

     The Trustees who are not standing for reelection at the Meeting are:

     EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 67; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, Trustee since September, 1997; age 65; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee since July, 1991; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     MICHAEL E. NUGENT, Trustee since July, 1992; age 63; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee since April, 1994; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee since April, 1994; age 69; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series; Director of Citizens Utilities Company (telecommunications, gas, electric and water utilities company), formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).

     The executive officers of the Trust other than shown above are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice

President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Gerard J. Lian and Joseph Arcieri are Vice Presidents of the Trust and Marilyn K. Cranney, Natasha Kassian, Lou Anne
D. McInnis, Ruth Rossi, Carsten Otto, Frank Bruttomesso and Todd Lebo serve as Assistant Secretaries.

     Mr. Merin is 46 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December 1998), President, Director (since April, 1997) and Chief Executive Officer (since June, 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of the MSDW Distributors (since June, 1998), Chairman and Chief Executive Officer (since June, 1998) and Director (since January, 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds, the TCW/DW Term Trusts and Discover Brokerage Index Series (since May 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 44 years old and is currently Senior Vice President (since March 1997), Secretary and General Counsel (since February 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August
1996) Assistant Secretary of DWR; Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since February, 1997) and Discover Brokerage Index Series; he is also Senior Vice President (since March 1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February, 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 56 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors and MSDW Services (since April 1996) and Director of MSDW Trust (since April
1996). He was previously Senior Vice President of MSDW Advisors (June 1995--April 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 45 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August 1995) and Director of MSDW Trust (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 55 years old and is currently Senior Vice President of MSDW Advisors. Mr. Avelar is 40 years old and is currently Senior Vice President of MSDW Advisors. Mr. Page is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 51 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 44 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 51 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, McAlinden and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliated for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 90 Morgan Stanley Dean Witter Funds, comprised of 130 portfolios. As of June 30, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $129.2 billion and more than six million shareholders.

     Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time.

     All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. During the calendar year ended December 31, 1998, the Audit Committee, the Derivatives Committee, the Insurance Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees and reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting committee meeting minutes to the full Board.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Trust. Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds.

     For the fiscal year ended October 31, 1998, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 2, 12, 2 and 2 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex or Discover

Brokerage Index Series on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1999, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $40.4 million.

     As of the record date for this meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Fund for the fiscal year ended October 31, 1998.

                               TRUST COMPENSATION

                                                         AGGREGATE
                                                        COMPENSATION
NAME OF INDEPENDENT TRUSTEE                            FROM THE TRUST
---------------------------                            --------------
Michael Bozic ........................................      $1,400
Edwin J. Garn ........................................       1,550
Wayne E. Hedien ......................................       1,500
Dr. Manuel H. Johnson ................................       1,500
Michael E. Nugent ....................................       1,550
John L. Schroeder ....................................       1,550

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                             TOTAL CASH
                                                            COMPENSATION
                                                           FOR SERVICES TO
NAME OF                                                   90 MORGAN STANLEY
DEPENDENT TRUSTEE                                         DEAN WITTER FUNDS
--------------------------------------                   ------------------
Michael Bozic ........................................         $120,150
Edwin J. Garn ........................................         132,450
Wayne E. Hedien ......................................         132,350
Dr. Manuel H. Johnson ................................         155,681
Michael E. Nugent ....................................         159,731
John L. Schroeder ....................................         160,731

     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded on the books of the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Fund for the fiscal year ended October 31, 1998 and by the 55 Morgan Stanley Dean Witter Funds (including the Trust) for the year ended December 31, 1998, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of October 31, 1998 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS


                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                                                                               ESTIMATED ANNUAL
                                     ESTIMATED                        RETIREMENT BENEFITS           BENEFITS
                                      CREDITED                        ACCRUED AS EXPENSES      UPON RETIREMENT(2)
                                       YEARS           ESTIMATED      ---------------------   -------------------
                                   OF SERVICE AT     PERCENTAGE OF                 BY ALL       FROM     FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE     ADOPTING      THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST       FUNDS      TRUST      FUNDS
-------------------------------   ---------------   ---------------   --------   ----------   -------   ---------
Michael Bozic .................          10               60.44%        $388      $22,377      $971      $52,250
Edwin J. Garn .................          10               60.44          666       35,225       971       52,250
Wayne E. Hedien ...............           9               51.37          617       41,979       825       44,413
Dr. Manuel H. Johnson .........          10               60.44          260       14,047       971       52,250
Michael E. Nugent .............          10               60.44          495       25,336       971       52,250
John L. Schroeder .............           8               50.37          784       45,117       815       44,343

----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. is the Trust's investment manager pursuant to an investment management agreement. MSDW Advisors maintains its offices at Two World Trade Center, New York, New

York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell
M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     The management agreement provides that the investment manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the investment management agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

     MSDW Advisors pays the compensation of the officers of the Trust who are also directors, officers or employees of the Investment Manager and provides the Trust with office space and equipment, clerical and bookkeeping services and telephone service, heat, light, power and other utilities. MSDW Advisors also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the investment manager, necessary or desirable). In return for its services and the expenses MSDW Advisors assumes under the investment management agreement, the Trust pays MSDW Advisors compensation which is accrued weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. For the fiscal year ended October 31, 1998, the Trust accrued to MSDW Advisors pursuant to the investment management agreement, total compensation of $2,618,487. The net assets of the Trust totalled $750,328,706 at October 31, 1998. The administrative services called for under the investment management agreement are performed by MSDW Services, a wholly-owned subsidiary of MSDW Advisors, pursuant to a Services Agreement between MSDW Advisors and MSDW Services.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to that of the Trust and sets forth the fees payable to MSDW Advisors by such companies, including the Trust, and their net assets as of July 29, 1999.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     During the fiscal year ended October 31, 1998, the Trust accrued to MSDW Trust, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $168,097.

AFFILIATED BROKERAGE

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trust. During the fiscal year ended October 31, 1998, the Trust did not pay any brokerage commissions to DWR and Morgan Stanley & Co. Incorporated.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees have unanimously selected the firm of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending October 31, 1999. Its selection is being submitted for ratification or rejection by shareholders at the meeting. PricewaterhouseCoopers LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.


            (3) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS
                 OF ELECTION, BECOME A SHAREHOLDER OF THE TRUST

     The Trust has been informed by Carol W. Mullett, 230 East Shore Drive, Lake Toxaway, North Carolina 28747, a shareholder of record who owned 1,229.4 Common Shares at July 29, 1999 (the "Proponent"), that she intends to submit the following proposal at the meeting:

     "RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust."

     The Proponent has requested that the following statement be included in support of her proposal:

     I believe it self-evident that the Trustees could better understand and represent our interests if they were shareholders themselves. Yet not one of the Trustees owns a single share of our Trust. In fact, no Trustee has ever been a shareholder. You can read below a litany of excuses seeking to convince you that you are somehow better off because the Trustees refuse to invest in our Trust. Let's look at their excuses: I call them the THREE LITTLE FIGS.

     Fig Leaf #1 -- "The Trustees have adopted a policy" which requires "each Trustee . . . to invest at least $25,000 in any of the Funds." But they refuse to invest $15 in our Trust. And, believe-it-or-not, the Trustees can satisfy their requirement with a money market fund. By the way, they adopted this policy only after my proposal. This is the scantiest of the fig leaves.

     Fig Leaf #2 -- "The Trust's objectives and policies may not be appropriate for a Trustee". I guess this means that what's good for us isn't good for them. Even though they could meet my proposed requirement by investing $15. Aw, come on, guys.

     Fig Leaf #3 -- "Any policy which requires the Trustees to own shares of a specific Fund . . . could logically be extended to all Funds." This excuse is pure smoke since my proposal has no bearing whatsoever on any other Fund. Will logic oblige the Trustees to invest in all the Funds if my proposal passes? The Trustees refuse to answer this question. Impaled on a fig leaf? I find it inconceivable that "the Trust could be inhibited in its ability to attract Trustees" if they had to invest $15 in our Trust.

     The Trustees have complained about the expenses the Trust (we shareholders) must bear to oppose my proposal. In response, I have offered to give each Trustee a share so they would meet the proposed requirement and avoid any expense. Through their attorney they declined my offer. Instead their attorney wrote to suggest that I withdraw my proposal since "there can no longer be any reasonable expectation that it will pass". Of course, neither he nor any of the Trustees are shareholders so they can't vote. But YOU can -- and together perhaps we can prove him wrong.

     I ask you to support my proposal and encourage the Trustees to join us as shareholders.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The same proposal by Mrs. Mullett has been made to the Shareholders of this Trust, to the Shareholders of other Trusts in the Morgan Stanley Dean Witter complex of Mutual Funds by either Mrs. Mullett, or by Mrs. Mullett and her husband, Edwin S. Mullett, jointly, as well as to the Shareholders of the TCW/DW Term Trusts by either Mr. Mullett, or jointly by Mr. and Mrs. Mullett, a total of 24 times. Each time the Trustees determined to oppose the proposal, as in their view it was not in the best interests of the Shareholders of the Trusts. The Trustees continue to adhere to this view.

     The Trustees have already adopted a share ownership proposal, which is consistent with the recommendations made by the Investment Company Institute Advisory Group on Best Practices for Fund Directors.

     Under the share ownership policy, the Trustees have invested over $40 million in the Morgan Stanley Dean Witter complex of Funds, and each of the Trustees is in full compliance with the Morgan Stanley Dean Witter Funds' share ownership policy without considering any investments in money market funds.

     Mrs. Mullett ridicules the Trust share ownership policy, but fails to explain how the investment of approximately $15 in this Trust would achieve the benefits she claims this proposal will achieve for Shareholders. Nor does she tell you about the additional proxy costs imposed upon the Trust and upon you, the Shareholders, whose interests she purports to represent, each time her proposal is submitted to Shareholders.

     She also does not tell you that she or Mr. Mullett, or both of them, have made the same proposal in proxies of this Trust and other Trusts in the Morgan Stanley Dean Witter complex, as well as in proxies of the TCW/DW Term Trusts, a total of 24 times. None of these proposals has been successful.

     The Trustees once again urge you to defeat this proposal. Why this proposal is in anyone's interest, especially given the share ownership policy currently in effect, defies logic. The reasons for the Trustees decision are reiterated below.

THE SHARE OWNERSHIP POLICY

     Each Trustee and/or his spouse is required to invest at least $25,000 in any of the funds in the Morgan Stanley Dean Witter complex, including this Trust, on whose Board the Trustee serves.

     In addition, the policy contemplates that the Trustees will over time increase their aggregate investment in funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific funds in any amount that they determine is appropriate based on their individual investment objectives, the same right held by each individual shareholder.

     As of the date of this proxy statement, each Trustee is in compliance with the policy. As of June 30, 1999, the total value of shares of Morgan Stanley Dean Witter Funds owned by the Trustees and/or their spouses was approximately $40.4 million. This policy is precisely in line with the recommendations of the Advisory Group on Best Practices for Fund Directors described below.

REASONS FOR OPPOSING THE SHAREHOLDER PROPOSAL

     The share ownership policy requires the Trustees to make a significant investment in the Funds in the Morgan Stanley Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific Funds that meet their own individual investment needs. As stated in the three previous years' proxy statements, the Trustees believe it is not necessary to own shares of any particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively with or without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

     On June 24, 1999, the Investment Company Institute (the national association of the American investment company industry) publicly released the recommendations of the Report of the Advisory Group on Best Practices for Fund Directors. One of those recommendations is that "investment company boards adopt a policy that requires fund directors to invest in one or more of the funds [in a complex] on whose boards they serve." This is precisely what the Trustees have had in effect for the past several years. The objectives of the recommended policy are to enable directors to better serve the interests of fund shareholders (i) since share ownership helps align the interests of directors with those of shareholders in a complex, and (ii) the directors should better understand the quality of shareholder services provided by the fund group if they experience those services first hand. A policy that would have required the Trustees to invest in all of the portfolios of the Morgan Stanley Dean Witter Fund complex (approximately 130 in total) likely would have resulted in the Trustees owning a de minimis number of shares of each such portfolio. It is unlikely that such a policy would serve the foregoing objectives to any greater extent than the recommended policy which requires ownership of shares of one or more of the funds in the complex.

     The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Morgan Stanley Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Advisory Group specifically recommended that all fund complexes with any substantial number of funds generally adopt either a unitary or cluster board structure. The Trustees believe that having the same Trustees for each of the Morgan Stanley Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund, to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. Separate boards for individual Morgan Stanley Dean Witter Funds would result in operational inefficiencies and increased costs to you, the shareholders. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

     For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

     The affirmative vote of the holders of a majority of each of the common and preferred shares outstanding and entitled to vote at the Meeting, each voting as a separate class, is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                              SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than May 4, 2000, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     The Trust's Annual Report, for its fiscal year ended October 31, 1998, and its most recent Semi-Annual Report succeeding the Annual Report, have been sent previously to Shareholders and are available without charge upon request from Nina Wessel at Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

                           INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                       By Order of the Board of Trustees


                                                   BARRY FINK
                                                     Secretary

                (This page has been left blank intentionally.)

                                                                       APPENDIX

     MSDW Advisors serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of July 29, 1999 and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                                 CURRENT INVESTMENT
                                                                                   MANAGEMENT OR
                                                                                ADVISORY FEE RATE(S)
                                                     NET ASSETS                   AS A PERCENTAGE
                                                   AS OF 07/29/99                  OF NET ASSETS
                                                  ----------------       ---------------------------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ........        $  854,323,381        0.55% on assets up to $500
                                                                           million, scaled down at
                                                                           various asset levels to 0.45%
                                                                           on assets over $1.25 billion
 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* ...................            49,426,414        0.50%
 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* .....           358,289,299        0.35%
 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* ..........           147,865,853        0.55% on assets up to $500
                                                                           million and 0.525% on assets
                                                                           over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ............         1,108,366,323        0.50% on assets up to $500
                                                                           million, scaled down at
                                                                           various asset levels to 0.325%
                                                                           on assets over $1.25 billion
 6. MORGAN STANLEY DEAN WITTER
    CALIFORNIA INSURED MUNICIPAL
    INCOME TRUST** ..........................           247,448,193        0.35%
 7. MORGAN STANLEY DEAN WITTER
    CALIFORNIA QUALITY MUNICIPAL
    SECURITIES** ............................           208,052,313        0.35%
 8. MORGAN STANLEY DEAN WITTER INSURED
    CALIFORNIA MUNICIPAL SECURITIES** .......            68,478,578        0.35%
 9. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL BOND TRUST** ..................           105,739,035        0.35%
10. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL INCOME TRUST** ................           569,773,127        0.35%
11. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL SECURITIES** ..................           133,330,682        0.35%
12. MORGAN STANLEY DEAN WITTER INSURED
    MUNICIPAL TRUST** .......................           474,028,949        0.35%
13. MORGAN STANLEY DEAN WITTER NEW
    YORK QUALITY MUNICIPAL SECURITIES** .....            94,423,713        0.35%

                                                                                 CURRENT INVESTMENT
                                                                                    MANAGEMENT OR
                                                                                ADVISORY FEE RATE(S)
                                                     NET ASSETS                    AS A PERCENTAGE
                                                   AS OF 07/29/99                   OF NET ASSETS
                                                  ----------------       ----------------------------------
14. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INCOME TRUST** ................         $722,367,775         0.35%
15. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL INVESTMENT TRUST** ............          373,318,269         0.35%
16. MORGAN STANLEY DEAN WITTER QUALITY
    MUNICIPAL SECURITIES** ..................          354,013,188         0.35%
17. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST** ................          284,508,214         0.35% on assets up to $250
                                                                           million and 0.25% on assets
                                                                           over $250 million
18. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST II** .............          253,978,757         0.40% on assets up to $250
                                                                           million and 0.30% on assets
                                                                           over $250 million
19. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME TRUST III** ............           59,751,741         0.40% on assets up to $250
                                                                           million and 0.30% on assets
                                                                           over $250 million
20. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST** .................................          180,366,721         0.50%
21. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** ..............................          175,006,277         0.50%
22. MORGAN STANLEY DEAN WITTER
    MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** .............................          102,133,701         0.50%
23. MORGAN STANLEY DEAN WITTER
    MUNICIPAL PREMIUM INCOME TRUST** ........          327,426,528         0.40%
24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** ..........           85,774,937         0.50%
25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST*(1) .....................            7,544,600         0.35%(1)

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, from January 1, 1999 through December 31, 1999, to assume all operating expenses (except for any brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its Investment Management Agreement with that company to the extent that they exceed 0.55% of the Fund's daily net assets.

                          MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Income Trust on October 28, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 27, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

[X] PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

    COMMON SHARES

                                                              FOR ALL
                                     FOR       WITHHOLD       EXCEPT
1. Election of one (1) Trustee:      [ ]         [ ]           [ ]

   01. Michael Bozic

     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                     FOR       AGAINST          ABSTAIN

2. Ratification of appointment of    [ ]         [ ]           [ ]
   PricewaterhouseCoopers LLP as
   independent accountants.

3. Shareholder Proposal (NOTE:       [ ]         [ ]           [ ]
   THE TRUSTEES RECOMMEND
   A VOTE AGAINST THIS PROPOSAL)


Please make sure to sign and date this Proxy using black or blue ink.


Date
    ---------------------------------

[                                                   ]
           Shareholder sign in the box above
[                                                   ]
        Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------

                          MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Quality Municipal Income Trust on October 28, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 27, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------



TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

[X] PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

    PREFERRED SHARES
                                                                 FOR ALL
                                    FOR          WITHHOLD        EXCEPT
1. Election of one (1) Trustee:     [ ]            [ ]            [ ]

   01. Michael Bozic

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                    FOR          AGAINST         ABSTAIN
2. Ratification of appointment of   [ ]            [ ]             [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                                FOR         WITHHOLD
3. Election of one (1) Preferred Trustee:       [ ]           [ ]

   02. Charles A. Fiumefreddo


                                    FOR          AGAINST         ABSTAIN
4. Shareholder Proposal (NOTE:
   THE TRUSTEES RECOMMEND A VOTE    [ ]            [ ]             [ ]
   AGAINST THIS PROPOSAL)


Please make sure to sign and date this Proxy using black or blue ink.


Date
     --------------------------------------

[                                                ]
       Shareholder sign in the box above
[                                                ]
    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                           MORGAN STANLEY DEAN WITTER
                         QUALITY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS

OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
24 HOURS A DAY, 7 DAYS A WEEK

You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

TO VOTE BY INTERNET:

1.   Read the enclosed Proxy Statement and have your Proxy Card available.

2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.

3.   Enter the 12-digit Control Number found on your Proxy Card.

4.   Follow the simple instructions.

TO VOTE BY TELEPHONE:

1.   Read the enclosed Proxy Statement and have your Proxy Card available.

2.   Call toll-free 1-800-690-6903.

3.   Enter the 12-digit Control Number found on your Proxy Card.

4.   Follow the simple recorded instructions.

YOUR PROXY VOTE IS IMPORTANT!

     Thank You for Submitting Your Proxy.